UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3864
                                                      --------

                            Oppenheimer Balanced Fund
                            -------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------

                      Date of reporting period: 09/30/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN COMMON STOCK INDUSTRIES
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Software                                                                    7.5%
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Media                                                                       4.7
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Aerospace & Defense                                                         3.8
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Tobacco                                                                     3.5
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Oil, Gas & Consumable Fuels                                                 3.0
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Insurance                                                                   2.3
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Capital Markets                                                             2.3
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Pharmaceuticals                                                             2.0
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Food & Staples Retailing                                                    1.8
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Internet Software & Services                                                1.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
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Take-Two Interactive Software, Inc.                                         3.0%
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Microsoft Corp.                                                             2.5
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Liberty Global, Inc., Series A                                              2.4
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Liberty Global, Inc., Series C                                              2.3
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Altria Group, Inc.                                                          2.1
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United Technologies Corp.                                                   1.9
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UBS AG                                                                      1.8
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Costco Wholesale Corp.                                                      1.8
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Exxon Mobil Corp.                                                           1.6
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Wachovia Corp.                                                              1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2007, and are based on net assets.

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
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                         10 | OPPENHEIMER BALANCED FUND

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PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                   47.6%
Bonds and Notes          45.6
Cash Equivalents          6.8

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2007, and are based on the total market value of investments.

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                         11 | OPPENHEIMER BALANCED FUND

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FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year ended September 30, 2007, several factors contributed to Oppenheimer Balanced Fund's competitive total return and its favorable ranking among its peers.

      To begin, the equity component furnished a strong contribution to the Fund's overall returns for the recent fiscal year, posting a solid margin of excess returns over the S&P 500 Index and generating alpha, or outperformance, over the equity benchmark in eight of the 10 industry sectors represented in the Fund's holdings.

      For example, incisive stock selection in information-technology (IT) stocks enabled us to post a solid margin of outperformance over the benchmark in this area of the market. Names like Take-Two Interactive Software, Inc., Synopsys, Inc. and eBay, Inc. performed strongly and added to Fund returns. Take-Two Interactive Software, our largest contributor to returns in the IT space, performed well over the period. Synopsys, a software design company serving the semiconductor industry, posted solid gains thanks to its strong positioning in the marketplace and expanding profit margins. Finally, eBay, which had undergone some challenges in regard to serving its core customer base, rallied nicely after implementing efficiency improvements that have begun to reap results.

      Stock selection again added value in the Fund's consumer discretionary stocks, particularly through Liberty Global, Inc., which was the equity component's strongest performer for the period. Since this is the Fund's largest equity holding, we enjoyed a boost to Fund returns from this name. Liberty Global's stock has continued to benefit from strong operational performance via its global cable operations and its favorable competitive positioning. Similarly, we derived excess returns from effective stock selection within the consumer staples sector. Our decision to hold two tobacco-company names, Loews Corp./Carolina Group and Altria Group, Inc. further bolstered Fund performance. We believe these names offer sound and promising fundamentals at currently favorable valuations, and as past legal difficulties continue to be resolved, these stocks have performed well for us.

      The equity component's industrials stocks also added to Fund returns. Siemens AG provided the most significant outperformance from within this sector, a result of the successful return-oriented management practices this company has implemented over recent months. Next, our decision to own shares in Boeing Co., the U.S. aerospace leader, added


                         12 | OPPENHEIMER BALANCED FUND
to returns, as this company has benefited from both its favorable positioning at an advantageous point in the business cycle and its ability to generate steady revenue growth.

      The only mild detractors to performance of the equity component included our underweighted exposure to energy stocks, which have enjoyed a prolonged rally due to persistently high oil and gas prices. While our lower-than-market allocation to this sector cost us some marginal performance this period, we continue to believe valuations in this sector remain inflated due to artificial, external factors unrelated to core fundamentals. As such, and by virtue of our overall defensive structuring of the Fund's equity holdings, we intend to remain cautious on this sector until valuations become more aligned with actual fundamentals. The other small detractor to performance came from the equity component's health care holdings, where two pharmaceutical names--Human Genome Sciences, Inc. and Novartis AG--lagged. Fortunately, the impact these two stocks exerted on overall Fund performance was negligible.

      On the positive side, we more than adequately offset the marginal underperformance arising from our underweight in energy stocks through our overweighted exposure in materials stocks. In particular, our decision to own Companhia Vale do Rio Doce, or CVRD, the world's number one iron-ore miner, substantially added to the Fund's performance. The stock of this highly diversified mining company appreciated abundantly over the review period due to a number of factors working in its favor, including steady and strong expansion through its acquisition of a key railway line in South America, as well as robust global demand for raw materials. Overall, we are pleased that while our individual stock selection strongly added to relative returns, we also derived alpha through our broader-based allocation decisions, such as the balance we engaged by emphasizing materials stocks while remaining cautiously positioned in energy names.

      In the bond component, prudent management of our duration, or exposure to interest-rate risk, was a key contributor to performance for the period. We began the 12-month review period with less interest-rate sensitivity, or with a shorter duration, than the benchmark, based on our belief at that time that the markets held an overly pessimistic view of longer-term U.S. economic fundamentals and future growth. By January, positive economic data began to contradict investors' expectations, and as the markets' overall outlook adjusted, yields began rising. In this context, our shorter duration positioning worked in the Fund's favor, boosting our relative returns quite significantly.

      As the fiscal year progressed, we continued to adjust the degree of our short duration according to prevailing conditions and our proprietary models. By June, we had moved to a


                         13 | OPPENHEIMER BALANCED FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

neutral duration versus the benchmark, since at that time, we believed longer-term forecasts as implied by the yield curve had transitioned to more closely align with actual fundamentals. Then, in July, troubles in the sub-prime mortgage market prompted a wave of volatility, and investor confidence shattered. Yields fell markedly, and once again, we were convinced that the markets were assuming an overly negative long-term outlook for interest rates. In light of that analysis, we resumed our short duration positioning versus the benchmark. While this decision cost us some marginal performance when rates continued to fall through the end of the period, the positive impact our overall interest-rate strategy made to the Fund's performance for the period more than made up for those losses.

     Another benefit to returns emanating from the bond component was active management of our exposure to mortgage-backed securities (MBS). First, strategic adjustments in our overall allocation to MBS relative to the benchmark benefited performance results. Prior to the recent troubles in the sub-prime mortgage market, spread products, or non-Treasury securities, had been posting varying degrees of outperformance over like-duration Treasuries, and our general overweight in MBS aided returns, particularly during the first half of the period. After the first quarter 2007, our decision to slightly underweight our exposure to the mortgage sector benefited relative returns, since soon after many areas of the mortgage-securities market suffered by association when trouble in the sub-prime sector emerged. Our decision to maintain an emphasis on higher-coupon residential MBS added to returns. Higher-coupon MBS typically hold greater sensitivity to prepayments than the overall mortgage market. Since expectations of prepayments as well as the actual level of prepayments slowed over the period, these types of MBS performed well for us.

     Finally, our decision to underweight our exposure to agency debentures made a small but definitive contribution to performance, since agencies underperformed like-duration Treasuries throughout most of the review period.

     Detracting from the bond component's performance was the pronounced flight to quality that investors engaged in during the final weeks of the period. Our overweight exposure to both MBS and commercial mortgage-backed securities (CMBS) relative to Treasuries hurt us slightly at that time as investors shunned these sectors in favor of Treasuries. On the positive side, this event represented only a concentrated and limited portion of the overall review period. Moreover, because the bond portion of the Fund entered the period of market turmoil from a position of strength in terms of relative performance, the impact of this detracting factor proved to be minimal.


                         14 | OPPENHEIMER BALANCED FUND

     While our general underweight to the credit sector helped us this period, our emphasis on financial-services bonds diminished the Fund's returns, as this area of the market struggled as turbulence in the sub-prime mortgage arena unfolded. Similarly, our allocation to high-yield credit detracted from performance in the final weeks of the period. On the positive side, both our overweighted presence and credit selection in the natural gas pipeline industry benefited Fund returns.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         15 | OPPENHEIMER BALANCED FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund (Class A)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Balanced                       Lehman Brothers
                      Fund (Class A)       S&P 500 Index    Aggregate Bond Index

09/30/1997                $ 9,425             $10,000             $10,000
12/31/1997                $ 9,325             $10,287             $10,294
03/31/1998                $ 9,997             $11,721             $10,455
06/30/1998                $10,022             $12,110             $10,699
09/30/1998                $ 8,981             $10,908             $11,151
12/31/1998                $ 9,982             $13,229             $11,189
03/31/1999                $10,105             $13,888             $11,133
06/30/1999                $10,861             $14,865             $11,035
09/30/1999                $10,444             $13,939             $11,110
12/31/1999                $11,040             $16,012             $11,097
03/31/2000                $11,669             $16,378             $11,342
06/30/2000                $11,751             $15,943             $11,539
09/30/2000                $11,834             $15,789             $11,887
12/31/2000                $11,766             $14,554             $12,387
03/31/2001                $11,639             $12,830             $12,763
06/30/2001                $12,335             $13,580             $12,835
09/30/2001                $10,974             $11,588             $13,427
12/31/2001                $11,964             $12,826             $13,433
03/31/2002                $12,031             $12,861             $13,445
06/30/2002                $11,143             $11,139             $13,942
09/30/2002                $10,033             $ 9,216             $14,581
12/31/2002                $10,695             $ 9,992             $14,810
03/31/2003                $10,576             $ 9,678             $15,016
06/30/2003                $11,850             $11,167             $15,392
09/30/2003                $12,238             $11,462             $15,370
12/31/2003                $13,253             $12,857             $15,418
03/31/2004                $13,544             $13,074             $15,828
06/30/2004                $13,405             $13,299             $15,441
09/30/2004                $13,508             $13,051             $15,935
12/31/2004                $14,534             $14,255             $16,087
03/31/2005                $14,361             $13,949             $16,010
06/30/2005                $14,733             $14,140             $16,492
09/30/2005                $15,146             $14,649             $16,380
12/31/2005                $15,055             $14,954             $16,478
03/31/2006                $15,334             $15,583             $16,371
06/30/2006                $14,967             $15,359             $16,359
09/30/2006                $15,730             $16,228             $16,982
12/31/2006                $16,614             $17,314             $17,192
03/31/2007                $16,969             $17,426             $17,450
06/30/2007                $17,520             $18,519             $17,360
09/30/2007                $17,613             $18,894             $17,854

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   5.53%     5-Year   10.60%     10-Year   5.82%


                         16 | OPPENHEIMER BALANCED FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund (Class B)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Balanced                        Lehman Brothers
                      Fund (Class B)       S&P 500 Index    Aggregate Bond Index

09/30/1997                $10,000             $10,000             $10,000
12/31/1997                $ 9,868             $10,287             $10,294
03/31/1998                $10,567             $11,721             $10,455
06/30/1998                $10,564             $12,110             $10,699
09/30/1998                $ 9,451             $10,908             $11,151
12/31/1998                $10,480             $13,229             $11,189
03/31/1999                $10,589             $13,888             $11,133
06/30/1999                $11,356             $14,865             $11,035
09/30/1999                $10,901             $13,939             $11,110
12/31/1999                $11,500             $16,012             $11,097
03/31/2000                $12,126             $16,378             $11,342
06/30/2000                $12,188             $15,943             $11,539
09/30/2000                $12,242             $15,789             $11,887
12/31/2000                $12,159             $14,554             $12,387
03/31/2001                $11,997             $12,830             $12,763
06/30/2001                $12,690             $13,580             $12,835
09/30/2001                $11,268             $11,588             $13,427
12/31/2001                $12,253             $12,826             $13,433
03/31/2002                $12,303             $12,861             $13,445
06/30/2002                $11,380             $11,139             $13,942
09/30/2002                $10,212             $ 9,216             $14,581
12/31/2002                $10,860             $ 9,992             $14,810
03/31/2003                $10,717             $ 9,678             $15,016
06/30/2003                $11,977             $11,167             $15,392
09/30/2003                $12,353             $11,462             $15,370
12/31/2003                $13,377             $12,857             $15,418
03/31/2004                $13,671             $13,074             $15,828
06/30/2004                $13,530             $13,299             $15,441
09/30/2004                $13,634             $13,051             $15,935
12/31/2004                $14,670             $14,255             $16,087
03/31/2005                $14,495             $13,949             $16,010
06/30/2005                $14,871             $14,140             $16,492
09/30/2005                $15,288             $14,649             $16,380
12/31/2005                $15,195             $14,954             $16,478
03/31/2006                $15,477             $15,583             $16,371
06/30/2006                $15,107             $15,359             $16,359
09/30/2006                $15,878             $16,228             $16,982
12/31/2006                $16,770             $17,314             $17,192
03/31/2007                $17,127             $17,426             $17,450
06/30/2007                $17,684             $18,519             $17,360
09/30/2007                $17,777             $18,894             $17,854

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   5.99%     5-Year   10.62%     10-Year   5.92%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                         17 | OPPENHEIMER BALANCED FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund (Class C)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Balanced                        Lehman Brothers
                      Fund (Class C)       S&P 500 Index    Aggregate Bond Index

09/30/1997                $10,000             $10,000             $10,000
12/31/1997                $ 9,875             $10,287             $10,294
03/31/1998                $10,565             $11,721             $10,455
06/30/1998                $10,569             $12,110             $10,699
09/30/1998                $ 9,457             $10,908             $11,151
12/31/1998                $10,483             $13,229             $11,189
03/31/1999                $10,591             $13,888             $11,133
06/30/1999                $11,364             $14,865             $11,035
09/30/1999                $10,902             $13,939             $11,110
12/31/1999                $11,499             $16,012             $11,097
03/31/2000                $12,131             $16,378             $11,342
06/30/2000                $12,185             $15,943             $11,539
09/30/2000                $12,247             $15,789             $11,887
12/31/2000                $12,156             $14,554             $12,387
03/31/2001                $12,004             $12,830             $12,763
06/30/2001                $12,694             $13,580             $12,835
09/30/2001                $11,267             $11,588             $13,427
12/31/2001                $12,258             $12,826             $13,433
03/31/2002                $12,308             $12,861             $13,445
06/30/2002                $11,379             $11,139             $13,942
09/30/2002                $10,216             $ 9,216             $14,581
12/31/2002                $10,867             $ 9,992             $14,810
03/31/2003                $10,727             $ 9,678             $15,016
06/30/2003                $11,996             $11,167             $15,392
09/30/2003                $12,359             $11,462             $15,370
12/31/2003                $13,362             $12,857             $15,418
03/31/2004                $13,620             $13,074             $15,828
06/30/2004                $13,459             $13,299             $15,441
09/30/2004                $13,526             $13,051             $15,935
12/31/2004                $14,526             $14,255             $16,087
03/31/2005                $14,316             $13,949             $16,010
06/30/2005                $14,652             $14,140             $16,492
09/30/2005                $15,038             $14,649             $16,380
12/31/2005                $14,920             $14,954             $16,478
03/31/2006                $15,152             $15,583             $16,371
06/30/2006                $14,764             $15,359             $16,359
09/30/2006                $15,484             $16,228             $16,982
12/31/2006                $16,315             $17,314             $17,192
03/31/2007                $16,630             $17,426             $17,450
06/30/2007                $17,133             $18,519             $17,360
09/30/2007                $17,189             $18,894             $17,854

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   10.00%     5-Year   10.97%     10-Year   5.57%


                         18 | OPPENHEIMER BALANCED FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund (Class N)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Oppenheimer Balanced                        Lehman Brothers
                      Fund (Class N)       S&P 500 Index    Aggregate Bond Index

03/01/2001                $10,000             $10,000             $10,000
03/31/2001                $ 9,640             $ 9,367             $10,050
06/30/2001                $10,197             $ 9,915             $10,107
09/30/2001                $ 9,070             $ 8,460             $10,573
12/31/2001                $ 9,876             $ 9,364             $10,578
03/31/2002                $ 9,930             $ 9,390             $10,588
06/30/2002                $ 9,190             $ 8,132             $10,979
09/30/2002                $ 8,266             $ 6,728             $11,482
12/31/2002                $ 8,793             $ 7,295             $11,663
03/31/2003                $ 8,678             $ 7,065             $11,825
06/30/2003                $ 9,719             $ 8,153             $12,121
09/30/2003                $10,025             $ 8,368             $12,103
12/31/2003                $10,843             $ 9,387             $12,141
03/31/2004                $11,065             $ 9,545             $12,464
06/30/2004                $10,936             $ 9,710             $12,159
09/30/2004                $11,004             $ 9,528             $12,548
12/31/2004                $11,829             $10,407             $12,668
03/31/2005                $11,677             $10,184             $12,607
06/30/2005                $11,961             $10,323             $12,986
09/30/2005                $12,286             $10,695             $12,899
12/31/2005                $12,206             $10,918             $12,976
03/31/2006                $12,416             $11,377             $12,892
06/30/2006                $12,105             $11,213             $12,882
09/30/2006                $12,706             $11,848             $13,372
12/31/2006                $13,404             $12,641             $13,538
03/31/2007                $13,682             $12,722             $13,741
06/30/2007                $14,106             $13,520             $13,670
09/30/2007                $14,177             $13,795             $14,059

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 9/30/07

1-Year   10.57%     5-Year   11.39%     Since Inception (3/1/01)   5.45%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                         19 | OPPENHEIMER BALANCED FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         20 | OPPENHEIMER BALANCED FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                         21 | OPPENHEIMER BALANCED FUND

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING     ENDING        EXPENSES
                                 ACCOUNT       ACCOUNT       PAID DURING
                                 VALUE         VALUE         6 MONTHS ENDED
                                 (4/1/07)      (9/30/07)     SEPTEMBER 30, 2007
--------------------------------------------------------------------------------
Class A Actual                   $ 1,000.00    $ 1,037.90    $ 5.33
--------------------------------------------------------------------------------
Class A Hypothetical               1,000.00      1,019.85      5.28
--------------------------------------------------------------------------------
Class B Actual                     1,000.00      1,033.30      9.88
--------------------------------------------------------------------------------
Class B Hypothetical               1,000.00      1,015.39      9.80
--------------------------------------------------------------------------------
Class C Actual                     1,000.00      1,033.60      9.63
--------------------------------------------------------------------------------
Class C Hypothetical               1,000.00      1,015.64      9.54
--------------------------------------------------------------------------------
Class N Actual                     1,000.00      1,036.10      7.43
--------------------------------------------------------------------------------
Class N Hypothetical               1,000.00      1,017.80      7.36

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.04%
-----------------------------
Class B             1.93
-----------------------------
Class C             1.88
-----------------------------
Class N             1.45

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                         22 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  September 30, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--48.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.8%
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Liberty Media Holding Corp.-Interactive,
   Series A 1                                         368,700   $     7,082,727
--------------------------------------------------------------------------------
MEDIA--4.7%
Liberty Global, Inc., Series A 1                      635,277        26,059,063
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                      644,261        24,907,130
                                                                ----------------
                                                                     50,966,193
--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.5%
Office Depot, Inc. 1                                  240,900         4,967,358
--------------------------------------------------------------------------------
CONSUMER STAPLES--5.6%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.8%
Costco Wholesale Corp.                                311,500        19,116,755
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                   126,100         3,294,993
--------------------------------------------------------------------------------
TOBACCO--3.5%
Altria Group, Inc.                                    320,300        22,270,459
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                            185,800        15,278,334
                                                                ----------------
                                                                     37,548,793

--------------------------------------------------------------------------------
ENERGY--3.0%
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.0%
BP plc, ADR                                            87,800         6,088,930
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     190,200        17,604,912
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                            55,800         4,212,900
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                    129,000         4,176,841
                                                                ----------------
                                                                     32,083,583

--------------------------------------------------------------------------------
FINANCIALS--7.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.3%
E*TRADE Financial Corp. 1                             365,500         4,773,430
--------------------------------------------------------------------------------
UBS AG                                                358,040        19,251,281
                                                                ----------------
                                                                     24,024,711

--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.5%
Wachovia Corp.                                        325,462        16,321,919
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Bank of America Corp.                                 111,854         5,622,901
--------------------------------------------------------------------------------
Citigroup, Inc.                                       162,800         7,597,876
                                                                ----------------
                                                                     13,220,777


                         23 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--2.3%
AMBAC Financial Group, Inc.                            75,000   $     4,718,250
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                  77,400         8,532,576
--------------------------------------------------------------------------------
National Financial Partners Corp.                      99,100         5,250,318
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                   173,800         6,249,848
                                                                ----------------
                                                                     24,750,992

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
Freddie Mac                                            89,000         5,251,890
--------------------------------------------------------------------------------
HEALTH CARE--5.6%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.5%
deCODE genetics, Inc. 1                               340,500         1,181,535
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1                         464,000         4,774,560
--------------------------------------------------------------------------------
Orexigen Therapeutics, Inc. 1                         315,880         4,172,775
--------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc. 1                         457,200         6,359,652
                                                                ----------------
                                                                     16,488,522

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
Beckman Coulter, Inc.                                  68,000         5,015,680
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                             261,100         3,642,345
                                                                ----------------
                                                                      8,658,025

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Medco Health Solutions, Inc. 1                         38,500         3,480,015
--------------------------------------------------------------------------------
Skilled Healthcare Group, Inc., Cl. A 1               170,100         2,679,075
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                      98,400         7,765,728
                                                                ----------------
                                                                     13,924,818

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.0%
Abbott Laboratories                                   102,900         5,517,498
--------------------------------------------------------------------------------
Medicines Co. (The) 1                                 336,000         5,984,160
--------------------------------------------------------------------------------
Novartis AG, ADR                                      184,900        10,162,104
                                                                ----------------
                                                                     21,663,762

--------------------------------------------------------------------------------
INDUSTRIALS--5.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.8%
Boeing Co.                                            102,500        10,761,475
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                              134,717         2,996,106
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings, Inc., Cl. A 1            164,570         6,408,356
--------------------------------------------------------------------------------
United Technologies Corp.                             254,500        20,482,160
                                                                ----------------
                                                                     40,648,097


                         24 | OPPENHEIMER BALANCED FUND

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Sinomem Technology Ltd. 1                           1,794,000   $     1,600,304
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.2%
Siemens AG, Sponsored ADR                              94,400        12,956,400
--------------------------------------------------------------------------------
MACHINERY--0.4%
Navistar International Corp. 1                         76,600         4,726,220
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--11.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.1%
Cisco Systems, Inc. 1                                 288,000         9,535,680
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         60,400         2,552,504
                                                                ----------------
                                                                     12,088,184

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.7%
International Business Machines Corp.                  63,200         7,444,960
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.7%
eBay, Inc. 1                                          227,300         8,869,246
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                   6,000         3,403,620
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                        209,300         5,617,612
                                                                ----------------
                                                                     17,890,478

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.8%
Texas Instruments, Inc.                               245,900         8,997,481
--------------------------------------------------------------------------------
SOFTWARE--7.5%
Microsoft Corp.                                       911,400        26,849,844
--------------------------------------------------------------------------------
Novell, Inc. 1                                      1,049,500         8,018,180
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                      502,100        13,596,868
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1               1,911,047        32,640,683
                                                                ----------------
                                                                     81,105,575

--------------------------------------------------------------------------------
MATERIALS--2.0%
--------------------------------------------------------------------------------
CHEMICALS--0.3%
Lubrizol Corp. (The)                                   47,900         3,116,374
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.4%
Texas Industries, Inc.                                 27,300         2,143,050
--------------------------------------------------------------------------------
Vulcan Materials Co.                                   29,900         2,665,585
                                                                ----------------
                                                                      4,808,635

--------------------------------------------------------------------------------
METALS & MINING--1.3%
Carpenter Technology Corp.                             44,500         5,785,445
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR             272,400         7,749,780
                                                                ----------------
                                                                     13,535,225


                         25 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                                                                     SHARES    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.8%
--------------------------------------------------------------------------------------------------------------------------
ENERGY TRADERS--0.8%
AES Corp. (The) 1                                                                                   272,400   $ 5,458,896
--------------------------------------------------------------------------------------------------------------------------
Dynegy, Inc., Cl. A 1                                                                               321,400     2,969,736
                                                                                                              ------------
                                                                                                                8,428,632
                                                                                                              ------------
Total Common Stocks (Cost $391,317,055)                                                                       516,712,383

                                                                                                      UNITS
--------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts., Exp. 12/10/07 1 (Cost $0)                                            11,758           123

                                                                                                  PRINCIPAL
                                                                                                     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.2%
--------------------------------------------------------------------------------------------------------------------------
Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through
Certificates, Series 2005-HE7, Cl. A2B, 5.311%, 11/25/35 2                                      $   890,000       884,683
--------------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates, Series 2005-1A,
Cl. A2, 5.556%, 4/20/08 2,3                                                                         630,000       629,626
--------------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.611%, 5/25/34 2                                                         1,500,534     1,481,857
--------------------------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates,
Series 2006-W5, Cl. A2B, 5.231%, 5/26/36 2                                                        1,250,000     1,238,399
--------------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4, 5.773%, 4/15/11 2                                            4,970,000     4,944,672
--------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2005-D, Asset-Backed Certificates,
Series 2005-D, Cl. AV2, 5.401%, 10/25/35 2                                                          644,198       642,457
--------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.231%, 5/16/36 2                                                         1,570,000     1,558,885
--------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                                                                 310,000       292,063
--------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2005-WF2, Asset-Backed Pass-Through
Certificates, Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 2                                           213,316       212,851
--------------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2002-4, Asset-Backed Certificates,
Series 2002-4, Cl. A1, 5.871%, 2/25/33 2                                                             31,485        29,846
--------------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-11, Asset-Backed Certificates,
Series 2005-11, Cl. AF2, 4.657%, 2/25/36                                                            650,000       644,223
--------------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 2                                                       1,700,000     1,681,243
--------------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.331%, 5/25/36 2                                                         251,151       250,748
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 2                                                         420,000       415,884
--------------------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 5.251%, 12/25/29 2                                                         920,000       900,533


                         26 | OPPENHEIMER BALANCED FUND

                                                                                                  PRINCIPAL         VALUE
                                                                                                     AMOUNT    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3, 5.341%, 11/25/35 2                                      $ 2,600,000   $ 2,563,165
--------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 5.221%, 7/25/36 2                                         1,230,000     1,207,194
--------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1, 5.181%, 5/15/36 2                                           344,451       342,934
--------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 5.241%, 7/7/36 2                                            620,000       606,439
--------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3, 3.48%, 11/17/08                                                 60,734        60,695
--------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations,
Series 2005-2, Cl. A4, 4.15%, 10/15/10                                                              920,000       912,698
--------------------------------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan Pass-Through Certificates:
Series 2005-3, Cl. A1, 5.798%, 1/20/35 2                                                            649,052       633,615
Series 2006-4, Cl. A2V, 5.606%, 3/20/36 2,4                                                         340,000       335,360
--------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B,
5.18%, 8/25/35 2                                                                                    581,336       581,377
--------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 4                                                            403,622       401,681
--------------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 7.103%, 3/15/16 2                                                         2,900,000     2,870,288
--------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2,
Cl. 2A2, 5.231%, 7/1/36 2                                                                         2,060,000     2,031,492
--------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2, 4.415%, 4/25/35 2                                              98,391        98,041
--------------------------------------------------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2004-RS7, Cl. AI32, 4.45%, 7/25/28                                                           170,406       169,653
--------------------------------------------------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.211%, 7/25/36 2                                                          374,869       373,537
--------------------------------------------------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-KS7, Cl. A2, 5.231%, 9/25/36 2                                          1,500,000     1,474,440
--------------------------------------------------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance Trust, Home Equity
Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 5.381%, 6/25/36 2                             1,155,979     1,152,215
--------------------------------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-2, Cl. A1, 5.191%, 4/25/36 2                                                            257,074       256,312
Series 2006-BNC3, Cl. A2, 5.171%, 9/25/36 2                                                       1,026,727     1,018,479
--------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                                            481,976       482,741
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home
Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.42%,7/25/36 2                          1,230,000     1,215,641
                                                                                                              ------------
Total Asset-Backed Securities (Cost $35,056,677)                                                               34,595,967


                         27 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL         VALUE
                                                                                                     AMOUNT    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--33.2%
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.2%
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--22.1%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18-5/15/19                                                                          $ 6,616,731   $ 6,382,068
5%, 8/15/33-12/15/34                                                                              2,231,065     2,135,941
6%, 4/15/17-3/15/33                                                                               1,950,252     1,966,849
6.50%, 4/15/18-4/15/34                                                                            4,374,656     4,493,452
7%, 5/15/29-11/15/32                                                                              2,825,377     2,935,573
8%, 4/15/16                                                                                          47,160        49,857
9%, 8/15/22-5/15/25                                                                                  13,951        15,002
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                                       31,477        31,434
Series 2006-11, Cl. PS, 5.752%, 3/25/36 2                                                           705,804       733,862
Series 2034, Cl. Z, 6.50%, 2/15/28                                                                  400,514       412,633
Series 2043, Cl. ZP, 6.50%, 4/15/28                                                               1,143,540     1,176,907
Series 2053, Cl. Z, 6.50%, 4/15/28                                                                  423,384       437,288
Series 2055, Cl. ZM, 6.50%, 5/15/28                                                                 560,596       575,125
Series 2075, Cl. D, 6.50%, 8/15/28                                                                1,377,715     1,422,427
Series 2080, Cl. Z, 6.50%, 8/15/28                                                                  854,328       881,896
Series 2387, Cl. PD, 6%, 4/15/30                                                                     15,399        15,368
Series 2427, Cl. ZM, 6.50%, 3/15/32                                                               1,494,857     1,546,024
Series 2500, Cl. FD, 6.253%, 3/15/32 2                                                              168,462       169,710
Series 2526, Cl. FE, 6.153%, 6/15/29 2                                                              249,131       250,316
Series 2551, Cl. FD, 6.153%, 1/15/33 2                                                              192,271       192,982
Series 2592, Cl. F, 6.503%, 12/15/32 2                                                            3,780,473     3,831,183
Series 3025, Cl. SJ, 3.658%, 8/15/35 2                                                              153,954       159,736
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, 7.32%, 6/1/26 5                                                                 333,338        82,942
Series 183, Cl. IO, 5.03%, 4/1/27 5                                                                 527,100       130,647
Series 184, Cl. IO, 10.63%, 12/1/26 5                                                               573,190       146,150
Series 192, Cl. IO, 11.48%, 2/1/28 5                                                                164,192        42,111
Series 200, Cl. IO, 10.52%, 1/1/29 5                                                                197,909        51,604
Series 2003-118, Cl. S, 8.04%, 12/25/33 5                                                         3,115,275       413,016
Series 2005-87, Cl. SE, (1)%, 10/25/35 5                                                          5,382,489       237,755
Series 2005-87, Cl. SG, 6.71%, 10/25/35 5                                                         5,039,487       322,840
Series 2130, Cl. SC, (5.20)%, 3/15/29 5                                                             426,697        34,076
Series 216, Cl. IO, 11.77%, 12/1/31 5                                                               376,907        94,182
Series 224, Cl. IO, 7.36%, 3/1/33 5                                                               1,168,618       294,582
Series 243, Cl. 6, 9.32%, 12/15/32 5                                                                725,312       183,612
Series 2796, Cl. SD, (6.08)%, 7/15/26 5                                                             634,478        50,817
Series 2802, Cl. AS, (3.83)%, 4/15/33 5                                                           1,155,870        67,899
Series 2920, Cl. S, (10.25)%, 1/15/35 5                                                           3,583,730       186,263
Series 3000, Cl. SE, (11.22)%, 7/15/25 5                                                          3,758,455       156,823
Series 3110, Cl. SL, 8.70%, 2/15/26 5                                                               615,862        24,786


                         28 | OPPENHEIMER BALANCED FUND

                                                                                                  PRINCIPAL         VALUE
                                                                                                     AMOUNT    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. PO, 5.53%, 6/1/26 6                                                             $   141,615   $   111,682
Series 192, Cl. PO, 6.73%, 2/1/28 6                                                                 164,192       126,266
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                                                                           19,948,272    19,254,392
5%, 12/25/17-9/25/35                                                                             49,091,948    47,667,646
5.50%, 10/25/19-11/25/34                                                                         43,995,438    43,270,008
5.50%, 10/1/21-10/1/36 7                                                                          5,941,000     5,836,250
6%, 9/25/19-11/25/33                                                                             21,264,094    21,430,927
6%, 10/1/21-10/1/36 7                                                                             5,261,995     5,310,979
6.50%, 6/25/17-11/25/31                                                                          10,748,743    11,047,202
7%, 11/25/17-1/25/35                                                                              4,292,274     4,462,358
7.50%, 1/25/08-1/25/33                                                                              450,893       473,068
8.50%, 7/25/32                                                                                       21,207        22,803
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2002-T1, Cl. A2,
7%, 11/25/31                                                                                      1,225,198     1,271,388
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22                                                                   64,126        64,933
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                                           1,338,364     1,370,064
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                              1,049,308     1,090,039
Trust 1996-35, Cl. Z, 7%, 7/25/26                                                                   193,522       201,015
Trust 1998-61, Cl. PL, 6%, 11/25/28                                                                 648,181       659,439
Trust 2001-44, Cl. QC, 6%, 9/25/16                                                                1,945,510     1,998,337
Trust 2001-50, Cl. NE, 6%, 8/25/30                                                                   33,627        33,455
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                                            1,482,367     1,517,724
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                                  135,397       135,775
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                                                               592,729       608,599
Trust 2003-130, Cl. CS, 3.838%, 12/25/33 2                                                        1,017,063       939,147
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                                             1,138,000     1,106,706
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                                             1,045,000     1,021,517
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                                  673,334       667,561
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                               1,869,000     1,830,479
Trust 2005-59, Cl. NQ, 4.047%, 5/25/35 2                                                            760,581       710,225
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                                               160,000       146,388
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                                                             4,010,000     3,963,616
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                                            2,817,282     2,830,246
Trust 2006-46, Cl. SW, 5.385%, 6/25/36 2                                                            554,876       570,557
Trust 2006-50, Cl. KS, 5.385%, 6/25/36 2                                                          1,375,615     1,342,747
Trust 2006-50, Cl. SA, 5.385%, 6/25/36 2                                                            447,968       438,962
Trust 2006-50, Cl. SK, 5.385%, 6/25/36 2                                                          1,248,962     1,253,798
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                                             3,435,689     3,450,343
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                                                             5,101,000     4,940,021
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 1993-223, Cl. PM, 11.86%, 10/25/23 5                                                           27,953         1,539
Trust 2001-65, Cl. S, 6.48%, 11/25/31 5                                                           1,719,061       191,877


                         29 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL          VALUE
                                                                                                     AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2001-81, Cl. S, 0.44%, 1/25/32 5                                                          $   367,158   $     39,131
Trust 2002-38, Cl. IO, (5.99)%, 4/25/32 5                                                           603,974         38,866
Trust 2002-47, Cl. NS, (0.20)%, 4/25/32 5                                                           726,234         70,215
Trust 2002-51, Cl. S, (0.08)%, 8/25/32 5                                                            666,845         65,032
Trust 2002-52, Cl. SD, (3.28)%, 9/25/32 5                                                           743,940         72,043
Trust 2002-77, Cl. IS, (0.19)%, 12/18/32 5                                                        1,028,992        102,123
Trust 2002-77, Cl. SH, 1.28%, 12/18/32 5                                                            484,281         48,590
Trust 2002-9, Cl. MS, 0.67%, 3/25/32 5                                                              504,681         48,925
Trust 2002-96, Cl. SK, 8.08%, 4/25/32 5                                                           4,587,970        458,971
Trust 2003-33, Cl. SP, 9.36%, 5/25/33 5                                                           1,772,535        225,835
Trust 2003-4, Cl. S, 7.36%, 2/25/33 5                                                               944,058        111,341
Trust 2003-46, Cl. IH, 6.96%, 6/25/33 5                                                           6,287,758      1,260,931
Trust 2004-54, Cl. DS, (7.66)%, 11/25/30 5                                                          695,537         45,477
Trust 2005-19, Cl. SA, (4.86)%, 3/25/35 5                                                         9,436,175        530,673
Trust 2005-40, Cl. SA, (5.33)%, 5/25/35 5                                                         2,016,753        106,959
Trust 2005-6, Cl. SE, (3.44)%, 2/25/35 5                                                          2,539,032        126,458
Trust 2005-71, Cl. SA, (2.22)%, 8/25/25 5                                                         2,369,298        154,973
Trust 2006-33, Cl. SP, 10.75%, 5/25/36 5                                                          5,593,832        466,248
Trust 214, Cl. 2, 18%, 3/1/23 5                                                                     909,730        214,034
Trust 222, Cl. 2, 14.26%, 6/1/23 5                                                                1,214,302        286,610
Trust 240, Cl. 2, 19.20%, 9/1/23 5                                                                1,919,499        515,644
Trust 247, Cl. 2, 12.63%, 10/1/23 5                                                                 240,757         62,675
Trust 252, Cl. 2, 12.85%, 11/1/23 5                                                                 896,331        241,288
Trust 273, Cl. 2, 14.05%, 8/1/26 5                                                                  254,491         64,477
Trust 319, Cl. 2, 12.22%, 2/1/32 5                                                                  361,768         90,394
Trust 321, Cl. 2, 7.45%, 4/1/32 5                                                                 3,697,992        934,802
Trust 331, Cl. 9, 9.06%, 2/1/33 5                                                                   122,159         29,069
Trust 334, Cl. 17, 22.65%, 2/1/33 5                                                                 593,409        148,807
Trust 339, Cl. 7, 7.91%, 7/1/33 5                                                                 2,632,432        608,285
Trust 342, Cl. 2, 11.49%, 9/1/33 5                                                                  449,675        114,998
Trust 344, Cl. 2, 8.94%, 12/1/33 5                                                                7,025,291      1,798,670
Trust 345, Cl. 9, 8.72%, 1/1/34 5                                                                 1,603,801        373,769
Trust 362, Cl. 12, 6.81%, 8/1/35 5                                                                5,238,994      1,199,535
Trust 362, Cl. 13, 6.83%, 8/1/35 5                                                                2,908,608        668,772
---------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M, 5.48%, 9/25/23 6                                                   436,815        373,590
                                                                                                              -------------
                                                                                                               237,404,026

--------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National Mortgage Assn.:
6.375%, 4/8/26 2                                                                                     22,127        22,372
7%, 4/29/09-4/29/26                                                                                 213,961       224,002
7.50%, 3/29/09-5/29/27                                                                              804,067       844,125
8%, 5/30/17                                                                                          31,228        33,005
8.50%, 8/15/17-12/29/17                                                                              19,873        21,257


                         30 | OPPENHEIMER BALANCED FUND

                                                                                                  PRINCIPAL         VALUE
                                                                                                     AMOUNT    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED Continued
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Series 2001-21, Cl. SB, (2.38)%, 1/16/27 5                                                      $   875,146   $    70,282
Series 2002-15, Cl. SM, (4.60)%, 2/16/32 5                                                          722,213        57,547
Series 2002-76, Cl. SY, (7.29)%, 12/16/26 5                                                       1,721,020       122,687
Series 2004-11, Cl. SM, (6.20)%, 1/17/30 5                                                          578,692        42,460
                                                                                                              ------------
                                                                                                                1,437,737

--------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--11.0%
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43                                              1,810,000     1,785,637
--------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                            1,125,767     1,142,466
--------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates,
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                                              931,947       940,597
--------------------------------------------------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.231%, 8/25/08 2                                                           555,757       555,201
--------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2006-WF1, Asset-Backed Pass-Through
Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36                                              460,000       459,092
--------------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage Trust, Commercial Mtg.
Obligations, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49 4                                         2,150,000     2,142,653
--------------------------------------------------------------------------------------------------------------------------
CitiMortgage Alternative Loan Trust 2006-A5, Mtg. Pass-Through
Certificates, Series 2006-A5, Cl. 1A1, 5.531%, 10/25/36 2                                         3,056,907     3,030,970
--------------------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                                          1,028,159     1,028,504
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                                        2,090,760     2,084,180
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                                             303,416       303,851
--------------------------------------------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust, Mtg. Pass-Through
Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                                            1,072,727     1,071,080
--------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35                      634,046       635,210
--------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                                             960,000       951,200
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                                           1,080,000     1,075,281
--------------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                                                          1,520,000     1,498,548
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                                          1,200,000     1,202,956
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39 4                                                        4,440,000     4,453,631
--------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                                           440,000       434,821


                         31 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL            VALUE
                                                                                                           AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Pass-Through Certificates: Continued
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                                              $ 1,560,000   $    1,549,119
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                                                 410,000          409,255
Series 2006-CB14, Cl. A4, 5.481%, 12/12/44                                                               2,270,000        2,269,299
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                                                                1,020,000        1,038,842
------------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                                                  1,280,000        1,277,039
Series 2007-C1, Cl. A2, 5.318%, 1/15/12                                                                  1,780,000        1,783,327
------------------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                                                                    319,820          318,827
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                                                     1,448,908        1,452,213
------------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates,
Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                                                  2,000,979        2,008,559
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 4                                          1,554,000        1,665,876
------------------------------------------------------------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                                                    686,681          689,531
------------------------------------------------------------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2007-QS6, Cl. A114, 5.75%, 4/25/37                                                                1,467,537        1,471,505
------------------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                                                      2,008,976        2,010,900
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2005-C17, Commercial Mtg.
Pass-Through Certificates, Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                      2,490,000        2,476,620
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg.
Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48                                       492,000          492,326
------------------------------------------------------------------------------------------------------------------------------------
WAMU, Mtg. Pass-Through Certificates:
Series 2003-AR9, Cl. 2A, 4.048%, 9/25/33 2                                                               1,471,827        1,456,860
Series 2006-AR8, Cl. 2A1, 6.134%, 8/25/36 2                                                              4,357,890        4,390,100
                                                                                                                     ---------------
                                                                                                                         51,556,076

------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.7%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36 2                                   3,373,568        3,416,350
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2, Cl. 2A5, 5.095%, 3/25/36 2                                                3,941,725        3,909,567
                                                                                                                     ---------------
                                                                                                                          7,325,917

------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY--3.7%
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.35%, 6/25/33 2                                                                 2,500,972        2,524,813
Series 2005-F, Cl. 2A3, 4.718%, 7/25/35 2                                                                2,818,808        2,790,971


                         32 | OPPENHEIMER BALANCED FUND

                                                                                                        PRINCIPAL            VALUE
                                                                                                           AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY Continued
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.81%, 10/25/36 2                                                              $ 1,555,769   $    1,566,340
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Mtg. Pass-Through
Certificates, Series 2006-AR5, Cl. 1A3A, 5.903%, 7/25/36 2                                               1,159,298        1,176,806
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO:
Series 2008-85CB, Cl. 2A3, 5.50%, 2/25/36                                                                1,730,000        1,691,864
Series 2004-28CB, Cl. 2A4, 5.75%, 1/25/35                                                                2,325,000        2,178,913
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans Servicing LP, Mtg. Pass-Through Certificates,
Series 2007-HY1, Cl. 1A1, 5.702%, 4/25/37 2                                                              2,814,579        2,814,831
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, CMO:
Series 2003-46, Cl. 1A2, 4.129%, 1/19/34 2                                                               2,056,510        2,064,137
Series 2005-HYB1, Cl. 5A1, 5.001%, 3/25/35 2                                                             2,636,007        2,584,111
------------------------------------------------------------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.295%, 7/19/35 2                                                              3,205,344        3,208,433
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                                                                   1,600,000        1,513,407
------------------------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates,
Series 2005-AR7, Cl. 3A1, 5.161%, 11/25/35 2                                                             4,535,266        4,523,216
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1, 6.009%, 6/25/37 2,7                                                3,796,578        3,871,263
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through
Certificates, Series 2004-AA, Cl. 2A, 4.995%, 12/25/34 2                                                   923,723          915,575
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through
Certificates, Series 2004-S, Cl. A1, 3.539%, 9/25/34 2                                                     769,636          755,666
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2005-AR2, Cl. 2A2, 4.545%, 3/25/35 2                                                  574,961          569,001
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2005-AR4, Trust, Mtg. Pass-Through
Certificates, Series 2005-AR4, Cl. 2A2, 4.524%, 4/25/35 2                                                  949,896          940,008
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through
Certificates:
Series 2006-AR10, Cl. 4A1, 5.56%, 7/25/36 2                                                              1,877,133        1,868,658
Series 2006-AR10, Cl. 2A1, 5.645%, 7/25/36 2                                                             1,434,136        1,432,363
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR2. Cl. 2A6, 5.091%, 3/25/36 2                                                  758,658          754,674
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through
Certificates, Series 2006-AR6, Cl. 3A1, 5.094%, 3/25/36 2                                                  853,089          850,722
                                                                                                                     ---------------
                                                                                                                         40,595,772

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--1.8%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                                                  2,117,030        2,142,460
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                                                  1,233,074        1,255,883
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR, Cl. 5A3, 5.424%, 6/25/36 2                                                 1,070,000        1,059,713


                         33 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL            VALUE
                                                                                                           AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL Continued
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                                                 $ 1,413,514   $    1,414,671
------------------------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS5, Cl. 2A2, 6%, 4/25/08                                                                    1,265,822        1,266,140
------------------------------------------------------------------------------------------------------------------------------------
WAMU, Mtg. Pass-Through Certificates:
Series 2007-HY6, Cl. 2A1, 5.704%, 6/25/37 2                                                              2,649,331        2,627,185
Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36 2                                                             4,159,184        4,140,336
------------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Mtg. Pass-Through Certificates,
2007-A, Cl. 1A8, 6%, 2/25/37                                                                             4,017,591        4,063,363
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2003-6 Trust, Mtg. Pass-Through
Certificates, Series 2003-6, Cl. 1A1, 5%, 6/25/18                                                        1,602,773        1,562,520
                                                                                                                     ---------------
                                                                                                                         19,532,271
                                                                                                                     ---------------
Total Mortgage-Backed Obligations (Cost $356,199,588)                                                                   357,851,799

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.3%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07 8                                                   1,160,000        1,157,928
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.75%, 2/15/37                                                                      1,362,000        1,344,656
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.75%, 8/15/17                                                                         425,000          430,777
                                                                                                                     ---------------
Total U.S. Government Obligations (Cost $2,922,673)                                                                       2,933,361

------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--9.2%
------------------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts., Series B, 10/15/93                                         500,000          546,609
------------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                                           1,715,000        1,749,542
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bonds 9                                                              4,660,000        4,100,614
------------------------------------------------------------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub. Nts., 11/1/08                                                           3,005,000        3,079,404
------------------------------------------------------------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13                                                            2,355,000        2,215,765
------------------------------------------------------------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50% Sr. Unsec. Nts., 9/1/09 4                                             2,240,000        2,297,012
------------------------------------------------------------------------------------------------------------------------------------
Capmark Financial Group, Inc., 5.875% Nts., 5/10/12 3                                                    1,160,000        1,057,473
------------------------------------------------------------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                                                             1,395,000        1,373,426
------------------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                                        1,530,000        1,554,950
------------------------------------------------------------------------------------------------------------------------------------
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10                                           1,320,000        1,268,775
------------------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                                                  1,425,000        1,306,969
------------------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93                                                          440,000          521,637
------------------------------------------------------------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 3                                                             2,115,000        2,102,132
------------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.25% Sr. Unsec. Nts., 7/15/08                                                       1,695,000        1,703,475
------------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
6.125% Nts., 1/15/14                                                                                       895,000          796,806
8% Sr. Nts., 2/1/09                                                                                        785,000          779,536


                         34 | OPPENHEIMER BALANCED FUND

                                                                                                        PRINCIPAL            VALUE
                                                                                                           AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                                                       $ 1,187,000   $    1,420,133
------------------------------------------------------------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts., 11/15/08                                                              535,000          527,644
------------------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08 4                                                        244,000          237,900
------------------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec. Nts., 10/1/08                                                       2,530,000        2,536,325
------------------------------------------------------------------------------------------------------------------------------------
El Paso Corp., 6.50% Sr. Unsec. Nts., 6/1/08                                                               390,000          392,737
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10                                                    3,920,000        4,000,646
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The), 9.80% Unsub. Nts., 12/15/08 2                                                             228,000          240,878
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31                                                       1,670,000        1,642,716
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                                            3,665,000        3,425,408
------------------------------------------------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 3,9                                                      4,600,000        4,084,933
------------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 2                                                   3,200,000        3,041,786
------------------------------------------------------------------------------------------------------------------------------------
Hyundai Motor Manufacturing Alabama LLC, 5.30% Sr. Unsec. Nts., 12/19/08 3                               1,140,000        1,138,556
------------------------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 2,4                                               920,000          943,000
------------------------------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13                                 1,630,000        1,640,709
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33                                         1,275,000        1,339,946
------------------------------------------------------------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09                                                             1,915,000        1,971,958
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts., 7/15/09                                                              610,000          630,801
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts., 7/15/09                                                               1,835,000        1,881,352
------------------------------------------------------------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34                                                        1,100,000          894,628
------------------------------------------------------------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36 2                                                   3,430,000        3,272,278
------------------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                                                              2,585,000        2,578,538
------------------------------------------------------------------------------------------------------------------------------------
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10                                              2,035,000        2,152,761
------------------------------------------------------------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                                                        1,695,000        1,752,650
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15                                           1,565,000        1,591,724
------------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 3                                    475,276          455,539
------------------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.70% Nts., 6/30/09                                                         2,540,000        2,529,792
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 3                                              2,520,000        3,100,880
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 3                                                2,140,000        2,629,236
------------------------------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts., 11/16/07                                                              1,320,000        1,318,109
------------------------------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                                                    885,000          826,409
------------------------------------------------------------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts., 11/15/08                                                                  245,000          245,919
------------------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08                                                          750,000          787,544
------------------------------------------------------------------------------------------------------------------------------------
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11                                                      1,905,000        2,147,120
------------------------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr. Unsec. Unsub. Nts., 10/15/07 4                                        550,000          550,000
------------------------------------------------------------------------------------------------------------------------------------
SLM Corp., 4% Nts., 1/15/09                                                                              1,765,000        1,701,299
------------------------------------------------------------------------------------------------------------------------------------
Standard Pacific Corp., 5.125% Sr. Unsec. Unsub. Nts., 4/1/09                                              930,000          790,500
------------------------------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                                                    930,000          937,843


                         35 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL            VALUE
                                                                                                           AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08 4                                                           $ 1,485,000   $    1,403,325
------------------------------------------------------------------------------------------------------------------------------------
TXU Energy Co. LLC:
6.125% Nts., 3/15/08                                                                                     1,330,000        1,339,055
6.194% Sr. Nts., 9/16/08 2,3                                                                             1,865,000        1,868,240
------------------------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                                                                          1,270,000        1,263,650
3.875% Sr. Unsec. Nts., 10/15/08                                                                           590,000          575,250
------------------------------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                                        435,000          437,128
------------------------------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                                      1,950,000        1,994,302
------------------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The) Credit Linked Certificate Trust, 6.75% Nts., 4/15/09 4                         2,385,000        2,408,850
                                                                                                                     ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $100,172,158)                                                      99,104,122

                                                                                                            SHARES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--6.9%
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.37% 10,11
(Cost $73,733,633)                                                                                      73,733,633       73,733,633
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $959,401,784)                                                              100.8%   1,084,931,388
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                         (0.8)      (8,272,305)
                                                                                                       -----------------------------
NET ASSETS                                                                                                   100.0%  $1,076,659,083
                                                                                                       =============================


                         36 | OPPENHEIMER BALANCED FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,066,615 or 1.59% of the Fund's net assets as of September 30, 2007.

4. Illiquid security. The aggregate value of illiquid securities as of September 30, 2007 was $16,839,288, which represents 1.56% of the Fund's net assets. See
Note 11 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,331,117 or 1.33% of the Fund's net assets as of September 30, 2007.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $611,538 or 0.06% of the Fund's net assets as of September 30, 2007.

7. When-issued security or forward commitment to be delivered and settled after September 30, 2007. See Note 1 of accompanying Notes.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $369,339. See Note 6 of accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Rate shown is the 7-day yield as of September 30, 2007.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES                                      SHARES
                                  SEPTEMBER 30,         GROSS         GROSS   SEPTEMBER 30,
                                           2006     ADDITIONS    REDUCTIONS            2007
--------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                           --   548,558,274   474,824,641      73,733,633

                                                                      VALUE        DIVIDEND
                                                                 SEE NOTE 1          INCOME
--------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                                              $73,733,633      $4,765,793

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         37 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $885,668,151)                                                   $ 1,011,197,755
Affiliated companies (cost $73,733,633)                                                           73,733,633
                                                                                             ----------------
                                                                                               1,084,931,388
-------------------------------------------------------------------------------------------------------------
Cash                                                                                               3,765,868
-------------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums paid $128,529)                                                       2,445,076
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $6,244,323 sold on a when-issued basis or forward commitment)         18,434,655
Interest, dividends and principal paydowns                                                         4,442,535
Shares of beneficial interest sold                                                                   722,528
Futures margins                                                                                       51,926
Other                                                                                                 64,600
                                                                                             ----------------
Total assets                                                                                   1,114,858,576

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums paid $188,418)                                                       2,155,237
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $21,300,035 purchased on a when-issued basis
or forward commitment)                                                                            33,487,668
Shares of beneficial interest redeemed                                                             1,311,529
Distribution and service plan fees                                                                   590,673
Trustees' compensation                                                                               193,283
Transfer and shareholder servicing agent fees                                                        129,036
Shareholder communications                                                                           110,552
Other                                                                                                221,515
                                                                                             ----------------
Total liabilities                                                                                 38,199,493

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 1,076,659,083
                                                                                             ================

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                              $   903,411,784
-------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  6,772,727
-------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                    41,256,476
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                125,218,096
                                                                                             ----------------
NET ASSETS                                                                                   $ 1,076,659,083
                                                                                             ================


                         38 | OPPENHEIMER BALANCED FUND

------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $865,895,026
and 60,457,347 shares of beneficial interest outstanding)                                     $ 14.32
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                            $ 15.19
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $90,878,671 and 6,495,545 shares
of beneficial interest outstanding)                                                           $ 13.99
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $101,644,777 and 7,229,012 shares
of beneficial interest outstanding)                                                           $ 14.06
------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $18,240,609 and 1,287,637 shares
of beneficial interest outstanding)                                                           $ 14.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         39 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Interest                                                                   $  24,640,719
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $133,670)          6,608,708
Affiliated companies                                                           4,765,793
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                           240,564
-----------------------------------------------------------------------------------------
Other income                                                                      36,647
                                                                           --------------
Total investment income                                                       36,292,431

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                7,210,624
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                        1,815,172
Class B                                                                          948,835
Class C                                                                          974,017
Class N                                                                           90,084
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                        1,030,115
Class B                                                                          204,766
Class C                                                                          176,346
Class N                                                                           44,064
-----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                          160,522
Class B                                                                           38,179
Class C                                                                           23,055
Class N                                                                            2,827
-----------------------------------------------------------------------------------------
Trustees' compensation                                                            60,901
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       11,616
-----------------------------------------------------------------------------------------
Other                                                                             89,951
                                                                           --------------
Total expenses                                                                12,881,074
Less reduction to custodian expenses                                              (1,686)
Less waivers and reimbursements of expenses                                      (90,250)
                                                                           --------------
Net expenses                                                                  12,789,138

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         23,503,293


                         40 | OPPENHEIMER BALANCED FUND

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                                    $  54,901,480
Closing and expiration of option contracts written                               305,031
Closing and expiration of futures contracts                                     (391,223)
Foreign currency transactions                                                    113,669
Swap contracts                                                                   135,071
Increase from payment by affiliate                                                95,461
                                                                           --------------
Net realized gain                                                             55,159,489
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                   38,440,304
Translation of assets and liabilities denominated in foreign currencies        1,047,132
Futures contracts                                                               (426,052)
Swap contracts                                                                   (82,189)
                                                                           --------------
Net change in unrealized appreciation                                         38,979,195

-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 117,641,977
                                                                           ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         41 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                     2007             2006
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $   23,503,293   $   18,884,078
-------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      55,159,489       69,364,968
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                  38,979,195      (53,167,263)
                                                                                   --------------------------------
Net increase in net assets resulting from operations                                  117,641,977       35,081,783

-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                               (20,079,749)     (16,011,740)
Class B                                                                                (1,423,760)      (1,186,200)
Class C                                                                                (1,532,394)      (1,173,973)
Class N                                                                                  (362,666)        (238,509)
                                                                                   --------------------------------
                                                                                      (23,398,569)     (18,610,422)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                               (51,176,462)     (39,741,174)
Class B                                                                                (6,078,031)      (5,399,948)
Class C                                                                                (5,885,017)      (4,997,038)
Class N                                                                                (1,116,454)        (703,418)
                                                                                   --------------------------------
                                                                                      (64,255,964)     (50,841,578)

-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                30,877,600      111,393,954
Class B                                                                                (9,669,827)       3,678,115
Class C                                                                                 6,173,205        8,465,336
Class N                                                                                 2,816,552        3,576,958
                                                                                   --------------------------------
                                                                                       30,197,530      127,114,363

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Total increase                                                                         60,184,974       92,744,146
-------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 1,016,474,109      923,729,963
                                                                                   --------------------------------
End of period (including accumulated net investment income of
$6,772,727 and $6,230,268, respectively)                                           $1,076,659,083   $1,016,474,109
                                                                                   ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         42 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED SEPTEMBER 30,                           2007          2006          2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   13.94     $   14.51     $   13.75     $   12.55     $   10.51
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .34 1         .30 1         .24 1         .14           .21
Net realized and unrealized gain                               1.27           .21          1.38          1.16          2.08
                                                          ------------------------------------------------------------------
Total from investment operations                               1.61           .51          1.62          1.30          2.29
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.34)         (.29)         (.16)         (.10)         (.22)
Tax return of capital distribution                               --            --            --            --          (.03)
Distributions from net realized gain                           (.89)         (.79)         (.70)           --            --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (1.23)        (1.08)         (.86)         (.10)         (.25)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                            $   14.32     $   13.94     $   14.51     $   13.75     $   12.55
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            11.96%         3.86%        12.13%        10.37%        21.98%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $ 865,895     $ 810,738     $ 725,836     $ 651,754     $ 575,799
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 851,017     $ 752,163     $ 694,147     $ 631,041     $ 523,477
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          2.38%         2.16%         1.69%         1.05%         1.78%
Total expenses                                                 1.05% 4       1.06%         1.05%         1.07%         1.11%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                            1.04%         1.06%         1.05%         1.06%         1.11%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          74% 5         84% 5         73% 5         61% 5        205%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended September 30, 2007      1.06%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended September 30, 2007         $   814,618,659      $   879,472,606
      Year Ended September 30, 2006           1,329,963,782        1,377,730,782
      Year Ended September 30, 2005           2,097,453,846        2,135,377,175
      Year Ended September 30, 2004           1,069,526,653        1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         43 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED SEPTEMBER 30,                           2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   13.64     $   14.23     $   13.53     $   12.40     $   10.38
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .20 1         .17 1         .11 1         .02           .09
Net realized and unrealized gain                               1.25           .20          1.36          1.13          2.07
                                                          ------------------------------------------------------------------
Total from investment operations                               1.45           .37          1.47          1.15          2.16
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.21)         (.17)         (.07)         (.02)         (.11)
Tax return of capital distribution                               --            --            --            --          (.03)
Distributions from net realized gain                           (.89)         (.79)         (.70)           --            --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (1.10)         (.96)         (.77)         (.02)         (.14)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                            $   13.99     $   13.64     $   14.23     $   13.53     $   12.40
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            10.99%         2.84%        11.17%         9.26%        20.91%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  90,879     $  98,021     $  98,271     $  84,924     $  64,944
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  95,241     $  95,979     $  92,677     $  77,082     $  57,836
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.48%         1.24%         0.76%         0.11%         0.81%
Total expenses                                                 1.95% 4       1.99%         1.98%         2.02%         2.08%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                            1.94%         1.99%         1.98%         2.02%         2.08%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          74% 5         84% 5         73% 5         61% 5        205%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended September 30, 2007      1.96%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended September 30, 2007         $   814,618,659      $   879,472,606
      Year Ended September 30, 2006           1,329,963,782        1,377,730,782
      Year Ended September 30, 2005           2,097,453,846        2,135,377,175
      Year Ended September 30, 2004           1,069,526,653        1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         44 | OPPENHEIMER BALANCED FUND

CLASS C     YEAR ENDED SEPTEMBER 30,                           2007          2006          2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   13.71     $   14.29     $   13.59     $   12.44     $   10.42
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .21 1         .18 1         .11 1         .04           .11
Net realized and unrealized gain                               1.25           .21          1.37          1.13          2.06
                                                          ------------------------------------------------------------------
Total from investment operations                               1.46           .39          1.48          1.17          2.17
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.22)         (.18)         (.08)         (.02)         (.12)
Tax return of capital distribution                               --            --            --            --          (.03)
Distributions from net realized gain                           (.89)         (.79)         (.70)           --            --
                                                          ------------------------------------------------------------------

Total dividends and/or distributions to shareholders          (1.11)         (.97)         (.78)         (.02)         (.15)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                            $   14.06     $   13.71     $   14.29     $   13.59     $   12.44
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            11.00%         2.97%        11.18%         9.45%        20.98%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $ 101,645     $  92,782     $  87,820     $  68,018     $  47,212
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  97,640     $  90,567     $  78,091     $  60,095     $  38,407
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.53%         1.30%         0.83%         0.19%         0.90%
Total expenses                                                 1.90% 4       1.93%         1.91%         1.93%         1.98%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                            1.89%         1.92%         1.91%         1.93%         1.98%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          74% 5         84% 5         73% 5         61% 5        205%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended September 30, 2007      1.91%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended September 30, 2007         $   814,618,659      $   879,472,606
      Year Ended September 30, 2006           1,329,963,782        1,377,730,782
      Year Ended September 30, 2005           2,097,453,846        2,135,377,175
      Year Ended September 30, 2004           1,069,526,653        1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         45 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED SEPTEMBER 30,                           2007          2006          2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   13.80     $   14.38     $   13.65     $   12.49     $   10.48
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .28 1         .24 1         .17 1         .10           .20
Net realized and unrealized gain                               1.26           .21          1.38          1.12          2.01
                                                          ------------------------------------------------------------------
Total from investment operations                               1.54           .45          1.55          1.22          2.21
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.28)         (.24)         (.12)         (.06)         (.17)
Tax return of capital distribution                               --            --            --            --          (.03)
Distributions from net realized gain                           (.89)         (.79)         (.70)           --            --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (1.17)        (1.03)         (.82)         (.06)         (.20)
----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                            $   14.17     $   13.80     $   14.38     $   13.65     $   12.49
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            11.57%         3.42%        11.66%         9.77%        21.27%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $  18,240     $  14,933     $  11,803     $   8,772     $   3,349
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  18,038     $  13,425     $  10,278     $   5,701     $   1,604
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                          1.98%         1.76%         1.24%         0.55%         1.24%
Total expenses                                                 1.45% 4       1.47%         1.50%         1.58%         1.76%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                            1.44%         1.47%         1.50%         1.57%         1.62%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          74% 5         84% 5         73% 5         61% 5        205%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended September 30, 2007      1.46%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended September 30, 2007         $   814,618,659      $   879,472,606
      Year Ended September 30, 2006           1,329,963,782        1,377,730,782
      Year Ended September 30, 2005           2,097,453,846        2,135,377,175
      Year Ended September 30, 2004           1,069,526,653        1,026,457,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         46 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values


                         47 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2007, the Fund had purchased $21,300,035 of securities issued on a when-issued basis or forward commitment and sold $6,244,323 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                         48 | OPPENHEIMER BALANCED FUND

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
  UNDISTRIBUTED    UNDISTRIBUTED             ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                    LOSS   FOR FEDERAL INCOME
  INCOME                    GAIN    CARRYFORWARD 1,2,3,4         TAX PURPOSES
  ---------------------------------------------------------------------------
     $14,684,429     $34,694,479                $467,065         $124,522,976

1. The Fund had $165 of post-October foreign currency losses which were deferred.

2. The Fund had $466,900 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2007, the Fund utilized $213,555 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 30, 2006, the Fund utilized $2,115,654 of capital loss carryforward to offset capital gains realized in that fiscal year.


                         49 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                   INCREASE TO        REDUCTION TO
                                   ACCUMULATED     ACCUMULATED NET
              INCREASE TO       NET INVESTMENT       REALIZED GAIN
              PAID-IN CAPITAL           INCOME    ON INVESTMENTS 5
              ----------------------------------------------------
              $3,860,361              $437,735          $4,298,096

5. $3,575,463, including $2,911,829 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

                                            YEAR ENDED           YEAR ENDED
                                    SEPTEMBER 30, 2007   SEPTEMBER 30, 2006
   ------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                  $       23,398,579   $       27,772,855
   Long-term capital gain                   64,255,954           41,679,145
                                    ---------------------------------------
   Total                            $       87,654,533   $       69,452,000
                                    =======================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities          $      960,279,927
          Federal tax cost of other investments          (74,214,518)
                                                  ------------------
          Total federal tax cost                  $      886,065,409
                                                  ==================
          Gross unrealized appreciation           $      146,308,039
          Gross unrealized depreciation                  (21,785,063)
                                                  ------------------
          Net unrealized appreciation             $      124,522,976
                                                  ==================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding


                         50 | OPPENHEIMER BALANCED FUND
new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2007, the Fund's projected benefit obligations were increased by $36,943 and payments of $35,125 were made to retired trustees, resulting in an accumulated liability of $125,636 as of September 30, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                         51 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED SEPTEMBER 30, 2007   YEAR ENDED SEPTEMBER 30, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
CLASS A
Sold                                6,131,500    $  86,517,298     6,707,218    $   92,313,989
Dividends and/or
distributions reinvested            4,745,903       65,665,433     3,764,837        51,001,543
Acquisition-Note 14                        --               --     7,679,053       105,279,820
Redeemed                           (8,582,423)    (121,305,131)   (9,999,585)     (137,201,398)
                                 --------------------------------------------------------------
Net increase                        2,294,980    $  30,877,600     8,151,523      $111,393,954
                                 ==============================================================

-----------------------------------------------------------------------------------------------
CLASS B
Sold                                1,194,731    $  16,478,946     1,486,495    $   20,023,127
Dividends and/or
distributions reinvested              519,741        7,027,431       459,149         6,095,358
Acquisition-Note 14                        --               --       852,361        11,421,633
Redeemed                           (2,404,916)     (33,176,204)   (2,519,583)      (33,862,003)
                                 --------------------------------------------------------------
Net increase (decrease)              (690,444)   $  (9,669,827)      278,422    $    3,678,115
                                 ==============================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                                1,379,987    $  19,118,489     1,733,303    $   23,444,138
Dividends and/or
distributions reinvested              494,376        6,720,594       420,150         5,602,992
Acquisition-Note 14                        --               --       622,399         8,383,715
Redeemed                           (1,414,896)     (19,665,878)   (2,152,123)      (28,965,509)
                                 --------------------------------------------------------------
Net increase                          459,467    $   6,173,205       623,729    $    8,465,336
                                 ==============================================================


                         52 | OPPENHEIMER BALANCED FUND

                                 YEAR ENDED SEPTEMBER 30, 2007   YEAR ENDED SEPTEMBER 30, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
CLASS N
Sold                                  544,228    $   7,636,814       394,439    $    5,367,295
Dividends and/or
distributions reinvested              101,356        1,387,392        67,430           905,224
Acquisition-Note 14                        --               --       134,474         1,824,806
Redeemed                             (439,945)      (6,207,654)     (334,942)       (4,520,367)
                                 --------------------------------------------------------------
Net increase                          205,639    $   2,816,552       261,401    $    3,576,958
                                 ==============================================================

--------------------------------------------------------------------------------
3.PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2007, were as follows:

                                               PURCHASES             SALES
   -----------------------------------------------------------------------
   Investment securities                    $528,432,255    $  573,555,487
   U.S. government and
   government agency obligations             146,352,780       174,601,917
   To Be Announced (TBA)
   mortgage-related securities               814,618,659       879,472,606

--------------------------------------------------------------------------------
4.FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million          0.75%
                       Next $200 million           0.72
                       Next $200 million           0.69
                       Next $200 million           0.66
                       Next $700 million           0.60
                       Over $1.5 billion           0.58

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2007, the Fund paid $1,464,703 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance


                         53 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2007 for Class B, Class C and Class N shares were $2,873,405, $2,003,922 and $227,118, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                              CLASS A         CLASS B         CLASS C         CLASS N
                              CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                            FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                        SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                          RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED                DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------------
September 30, 2007           $380,279          $8,702        $184,174         $11,743          $1,354
------------------------------------------------------------------------------------------------------

PAYMENTS, WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended September 30, 2007, the Manager waived $90,250 for IMMF management fees.

     The Distributor paid the Fund $2,270 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial


                         54 | OPPENHEIMER BALANCED FUND
intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

      During the six months ended September 30, 2007, the Manager voluntarily reimbursed the Fund $93,191 for certain transactions. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5.FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of September 30, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6.FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                         55 | OPPENHEIMER BALANCED FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

     Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2007, the Fund had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                         EXPIRATION   NUMBER OF      VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                          DATES   CONTRACTS   SEPTEMBER 30, 2007   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                            12/19/07         492   $       54,781,125   $     161,050
U.S. Treasury Nts., 5 yr.                  12/31/07         111           11,880,469          66,382
                                                                                       --------------
                                                                                             227,432
                                                                                       --------------

CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.                  12/31/07         512          106,008,000        (422,365)
U.S. Treasury Nts., 10 yr.                 12/19/07         323           35,297,844        (100,875)
                                                                                       --------------
                                                                                            (523,240)
                                                                                       --------------
                                                                                       $    (295,808)
                                                                                       ==============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date,


                         56 | OPPENHEIMER BALANCED FUND
exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended September 30, 2007 was as follows:

                                                         CALL OPTIONS
                                            --------------------------
                                            NUMBER OF       AMOUNT OF
                                            CONTRACTS        PREMIUMS
         -------------------------------------------------------------
         Options outstanding as of
         September 30, 2006                        --   $          --
         Options written                          956         355,641
         Options closed or expired               (956)       (355,641)
                                            --------------------------
         Options outstanding as of
         September 30, 2007                        --   $          --
                                            ==========================

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS

A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps to hedge an existing position or to obtain exposure to a security or market by purchasing or selling credit protection. The Fund may enter into credit default swaps on a single security, or a basket of securities.

     In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security.

     The periodic interest fees are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain (loss) upon payment. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

     Credit default swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations.


                         57 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS Continued

Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, adverse pricing when purchasing bonds to satisfy its delivery obligation, and the need to fund the delivery obligation (either cash or defaulted securities depending on whether the Fund is the purchaser or seller of the credit default swap contract, respectively).

Information regarding such credit default swaps as of September 30, 2007 is as follows:

                                                             BUY/SELL    NOTIONAL                               PREMIUM
                                                               CREDIT      AMOUNT  PAY/RECEIVE  TERMINATION       PAID/
COUNTERPARTY               REFERENCE ENTITY                PROTECTION      (000S)   FIXED RATE        DATES  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                           Beazer Homes USA, Inc.                Sell     $   545       2.1000%     6/20/08   $      --  $  (39,494)
                           Capmark Financial
                           Group, Inc.                           Sell       1,020       1.0000      6/20/12          --     (88,841)
                           Countrywide Home
                           Loans, Inc.                           Sell       1,360       0.7500      9/20/08          --     (53,476)
                           Lear Corp.                            Sell       1,730       1.0000      6/20/08          --       4,649
                           Lehman Brothers
                           Holdings, Inc.                        Sell       2,205       0.4900      9/20/10          --     (15,465)
                           Merrill Lynch & Co., Inc.             Sell       4,195       0.6800      9/20/08          --      14,210
                           Toys "R" Us, Inc.                     Sell       1,085       1.4500      9/20/08          --     (13,709)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse
International:
                           ArvinMeritor, Inc.                    Sell       1,755       1.5500      9/20/08          --       2,367
                           Belo Corp.                             Buy       3,255       0.9000      6/20/13          --      51,505
                           CDX.NA.HY.8 Index                     Sell       5,050       2.7500      6/20/12      28,441    (107,423)
                           CDX.NA.HY.8 Index                     Sell       1,820       2.7500      6/20/12      14,699     (38,715)
                           CDX.NA.HY.8 Index                      Buy       1,820       2.7500      6/20/14      26,251      82,063
                           CDX.NA.HY.8 Index                     Sell         940       2.7500      6/20/12     (75,193)    (19,995)
                           CDX.NA.HY.8-V1 Index                   Buy       5,050       2.7500      6/20/14      91,496     227,703
                           Freescale Semiconductor, Inc.         Sell       1,075       0.7500      3/20/08          --      (6,693)
                           Freescale Semiconductor, Inc.         Sell       1,010       0.6000      3/20/08          --      (7,039)
                           Intelsat Ltd.                         Sell       1,135       3.4500      9/20/08          --       1,630
                           Quebecor World, Inc.                  Sell       1,120       2.6000      9/20/08          --       9,304
                           Rite Aid Corp.                        Sell       1,700       0.8750      6/20/08          --     (19,434)
                           Saks, Inc.                            Sell       1,785       2.0000      9/20/08          --      15,107
                           The Goodyear Tire &
                           Rubber Co.                            Sell       1,690       1.5500      9/20/08          --      17,253
                           Univision
                           Communications, Inc.                  Sell         495       0.7500      3/20/08          --      (1,211)
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                           ABX.HE.AA.06-2 Index                  Sell         470       0.1700      5/25/46     (56,396)    (49,363)
                           Allied Waste North
                           America, Inc.                         Sell         990       2.0000      9/20/09          --       7,239
                           Allied Waste North
                           America, Inc.                         Sell         630       2.0000      9/20/09          --       4,607
                           CDX.NA.HY.8 Index                     Sell         935       2.7500      6/20/12     (81,150)    (20,236)
                           CDX.NA.HY.8 Index                     Sell         935       2.7500      6/20/12     (56,606)    (20,236)
                           CDX.NA.HY.8 Index                     Sell         870       2.7500      6/20/12     (59,885)    (18,829)
                           CDX.NA.HY.8 Index                     Sell         455       2.7500      6/20/12     (36,612)     (9,848)
                           CDX.NA.HY.8 Index                     Sell       5,050       2.7500      6/20/12      24,128    (109,298)
                           CDX.NA.HY.8 Index                      Buy       5,050       2.7500      6/20/14      98,966     235,783
                           CDX.NA.HY.8 Index                     Sell       5,030       2.7500      6/20/12      31,857    (108,865)
                           CDX.NA.HY.8 Index                      Buy       5,030       2.7500      6/20/14      84,462     234,850
                           CDX.NA.HY.8 Index                     Sell       4,990       2.7500      6/20/12      35,103    (107,999)


                         58 | OPPENHEIMER BALANCED FUND

                                                             BUY/SELL    NOTIONAL                               PREMIUM
                                                               CREDIT      AMOUNT  PAY/RECEIVE  TERMINATION       PAID/
COUNTERPARTY               REFERENCE ENTITY                PROTECTION      (000S)   FIXED RATE        DATES  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Continued
                           CDX.NA.HY.8 Index                      Buy     $ 4,990       2.7500%     6/20/14   $  77,172  $  232,982
                           CDX.NA.HY.8 Index                     Sell       2,995       2.7500      6/20/12      27,704     (64,821)
                           CDX.NA.HY.8 Index                      Buy       2,995       2.7500      6/20/14      39,684     139,836
                           Centex Corp.                          Sell         280       1.5500      9/20/09          --      (8,911)
                           Countrywide Home
                           Loans, Inc.                           Sell         885       3.2500      9/20/08          --     (14,418)
                           Dillard's, Inc.                       Sell         450       0.7500      9/20/08          --      (4,741)
                           Dow Jones CDX.NA.IG.7 Index            Buy       3,600       0.4000     12/20/11         370      20,959
                           Eastman Kodak Co.                     Sell       1,395       1.0000     12/20/08          --      13,811
                           Georgia-Pacific Corp.                 Sell       1,690       1.7500      9/20/08          --      19,292
                           Intelsat Ltd.                         Sell         455       2.8500      9/20/08          --       2,039
                           Lehman Brothers
                           Holdings, Inc.                        Sell       2,035       1.4100      9/20/08          --      11,854
                           Levi Strauss & Co.                    Sell         990       1.0000      9/20/08          --       2,401
                           Levi Strauss & Co.                    Sell         740       0.9000      9/20/08          --       1,062
                           MBIA, Inc.                            Sell       1,100       0.5200      9/20/08          --     (11,396)
                           MBIA, Inc.                            Sell       1,100       0.6000      9/20/08          --     (10,576)
                           Owens-Illinois, Inc.                  Sell         940       1.2500      9/20/08          --       5,514
                           Tenet Healthcare Corp.                Sell       1,725       1.6000      3/20/09          --     (69,824)
                           The Bear Stearns Cos., Inc.           Sell       4,180       2.3500      9/20/08          --      54,405
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital Markets LP:
                           ABX.HE.AA.06-2 Index                  Sell         165       0.1700      5/25/46     (13,595)    (16,498)
                           Capmark Financial Group, Inc.         Sell       1,065       0.9500      6/20/12          --    (103,545)
                           Dole Food Co., Inc.                   Sell       1,695       3.8800      9/20/08          --       3,727
                           First Data Corp.                      Sell       1,080       1.1500      9/20/08          --     (14,941)
                           K. Hovnanian Enterprises, Inc.        Sell         645       6.7500      9/20/08          --     (18,079)
                           Pulte Homes, Inc.                     Sell       1,605       2.7500      9/20/09          --     (52,639)
                           Quebecor World, Inc.                  Sell         515       3.0000      9/20/08          --       4,818
                           Sara Lee Corp.                         Buy       1,385       0.4190      9/20/12          --      (8,357)
                           Smurfit-Stone Container
                           Enterprises, Inc.                     Sell       1,685       1.4500      9/20/08          --       7,447
                           Standard Pacific Corp.                Sell         845       6.6250      9/20/08          --     (54,930)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                           Amkor Technology, Inc.                Sell         160       2.6500      9/20/08          --       1,585
                           Citi Group, Inc.                      Sell       1,285       1.2500      9/20/08          --     (13,415)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                           D.R. Horton, Inc.                     Sell       1,630       4.2000     12/20/08          --        (948)
                           Morgan Stanley                        Sell       4,235       0.6400      9/20/08          --      12,595
                           Nortel Networks Corp.                 Sell         270       1.8500      9/20/08          --         385
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                           ABX.HE.AA.06-2 Index                  Sell         320       0.1700      5/25/46     (31,998)    (34,865)
                           ABX.HE.AA.06-2 Index                  Sell         165       0.1700      5/25/46     (13,182)    (17,977)
                           Beazer Homes USA, Inc.                Sell       1,165       2.1500      6/20/08          --    (136,229)
                           CDX.NA.HY.8 Index                     Sell       4,965       2.7500      6/20/12      40,306    (101,461)
                           CDX.NA.HY.8 Index                      Buy       4,965       2.7500      6/20/14      71,406     208,008
                           CDX.NA.HY.8 Index                     Sell       4,860       2.7500      6/20/12      44,955     (99,315)
                           CDX.NA.HY.8 Index                      Buy       4,860       2.7500      6/20/14      64,395     203,609
                           CDX.NA.HY.8 Index                     Sell         915       2.7500      6/20/12     (59,831)    (18,698)
                           Countrywide Home Loans,
                           Inc.                                  Sell         870       0.7500      9/20/08          --     (30,605)
                           Countrywide Home Loans,
                           Inc.                                  Sell       3,180       0.4200      6/20/09          --    (179,100)


                         59 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                             BUY/SELL    NOTIONAL                               PREMIUM
                                                               CREDIT      AMOUNT  PAY/RECEIVE  TERMINATION       PAID/
COUNTERPARTY               REFERENCE ENTITY                PROTECTION      (000S)   FIXED RATE        DATES  (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
Continued
                           El Paso Corp.                         Sell     $ 2,090       0.5200%     3/20/10   $      --  $  (19,934)
                           First Data Corp.                      Sell         675       1.3500      9/20/08          --      (5,775)
                           Ford Motor Co.                        Sell       2,090       7.1500     12/20/16          --     122,781
                           Ford Motor Co.                        Sell         990       7.0500     12/20/16          --      53,083
                           General Motors Corp.                  Sell       1,035       5.8000     12/20/16          --      47,368
                           General Motors Corp.                   Buy       1,035       4.0000     12/20/08          --      (6,712)
                           General Motors Corp.                  Sell       1,005       5.7500     12/20/16          --      43,257
                           General Motors Corp.                   Buy       1,005       3.9500     12/20/08          --      (5,919)
                           Harrah's Operating Co., Inc.          Sell         905       2.2000      9/20/08          --       4,715
                           Inco Ltd.                              Buy       1,065       0.6300      3/20/17          --      (6,101)
                           Inco Ltd.                              Buy       1,055       0.7000      3/20/17          --     (11,520)
                           J.C. Penney Co., Inc.                 Sell       1,050       1.0700     12/20/17          --      (3,167)
                           K. Hovnanian Enterprises, Inc.        Sell         525       1.8500      6/20/08          --     (25,927)
                           K. Hovnanian
                           Enterprises, Inc.                     Sell         525       1.8500      6/20/08          --     (25,927)
                           Kohl's Corp.                           Buy       1,575       0.6600     12/20/17          --         (29)
                           Lennar Corp.                          Sell       1,190       2.9000     12/20/08          --      (9,606)
                           Residential Capital LLC               Sell       2,560       6.1200      9/20/08          --    (130,165)
                           Sara Lee Corp.                         Buy       1,775       0.4180      9/20/12          --     (15,727)
                           The Kroger Co.                         Buy       2,075       0.4775      6/20/12          --     (16,875)
                           Toys "R" Us, Inc.                     Sell         655       2.5500      9/20/08          --      (4,304)
                           Tribune Co.                           Sell       1,015       1.0000      6/20/08          --     (45,441)
                           Vale Overseas Ltd.                    Sell       1,065       1.1000      3/20/17          --       4,361
                           Vale Overseas Ltd.                    Sell       1,055       1.1700      3/20/17          --       9,593
                                                                                                             -----------------------
                                                                                                              $ 316,947  $ (135,830)
                                                                                                             =======================

--------------------------------------------------------------------------------
9.INTEREST RATE SWAP CONTRACTS

An interest rate swap is an agreement under which a set of future cash flows is exchanged between two counterparties. Interest rate swaps involve the exchange of rights to receive or commitments to pay interest. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counter-party, and is referred to as notional. Interest rate swaps are marked to market daily using primarily quotations from counterparties, and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.


                         60 | OPPENHEIMER BALANCED FUND

      Swap agreements entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

As of September 30, 2007, the Fund had entered into the following interest rate swap agreements:

SWAP                   NOTIONAL          PAID BY    RECEIVED BY    TERMINATION
COUNTERPARTY             AMOUNT         THE FUND       THE FUND          DATES        VALUE
--------------------------------------------------------------------------------------------
Credit Suisse                        Three-Month
International       $ 4,640,000    USD BBA LIBOR          5.428%        8/7/17    $  83,102
--------------------------------------------------------------------------------------------
                                     Three-Month
Deutsche Bank AG      3,920,000    USD BBA LIBOR          5.445         8/8/17       73,798
                                                                                  ----------
                                                                                  $ 156,900
                                                                                  ==========

Index abbreviation is as follows:

BBA LIBOR    British Bankers' Association London-Interbank Offered Rate

--------------------------------------------------------------------------------
10. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counter-party, and is referred to as notional. Total return swaps are marked to market daily using primarily quotations from counterparties and brokers. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

                         61 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. TOTAL RETURN SWAP CONTRACTS Continued

As of September 30, 2007, the Fund had entered into the following total return swap agreements:

SWAP                             NOTIONAL                 PAID BY           RECEIVED BY   TERMINATION
COUNTERPARTY                       AMOUNT                THE FUND              THE FUND         DATES       VALUE
------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+       Index plus 27.5
                              $ 5,600,000                   Index          basis points       11/1/07   $  38,621

                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+        Index minus 45
                                4,570,000                   Index          basis points        2/1/08      28,756

                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+         Index plus 60
                               13,320,000                   Index          basis points        2/1/08      95,470

                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+         Index plus 25
                                1,220,000                   Index          basis points        2/1/08       8,388
------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+       Index plus 32.5
                                4,700,000                   Index          basis points       11/1/07      31,926

                                                 If negative, the      If positive, the
                                            absolute value of the   Total Return of the
                                             Lehman Brothers U.S.       Lehman Brothers
                                                    CMBS AAA 8.5+    U.S. CMBS AAA 8.5+
                               5,650,0000                   Index                 Index        2/1/08     (36,855)

                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+         Index plus 60
                                4,843,000                   Index          basis points        2/1/08      33,072


                         62 | OPPENHEIMER BALANCED FUND

SWAP                             NOTIONAL                 PAID BY           RECEIVED BY   TERMINATION
COUNTERPARTY                       AMOUNT                THE FUND              THE FUND         DATES       VALUE
------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
Continued
                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+        Index minus 25
                              $ 2,970,000                   Index          basis points        3/1/08   $  18,941
------------------------------------------------------------------------------------------------------------------
                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
Morgan Stanley                               Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
Capital Services,                                   CMBS AAA 8.5+        Index plus 110
Inc.                           1,000,0000                   Index          basis points       1/31/08       7,486
------------------------------------------------------------------------------------------------------------------
                                                                       If positive, the
                                                 If negative, the   Total Return of the
                                            absolute value of the       Lehman Brothers
                                             Lehman Brothers U.S.    U.S. CMBS AAA 8.5+
                                                    CMBS AAA 8.5+         Index plus 60
UBS AG                          6,054,000                   Index          basis points        2/1/08      42,964
                                                                                                        ----------
                                                                                                        $ 268,769
                                                                                                        ==========

Abbreviation is as follows:

CMBS    Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
11. ILLIQUID SECURITIES

As of September 30, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons,


                         63 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12. SECURITIES LENDING Continued

the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of September 30, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
13. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
14. ACQUISITION OF OPPENHEIMER DISCIPLINED ALLOCATION FUND

On May 11, 2006, the Fund acquired all of the net assets of Oppenheimer Disciplined Allocation Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Disciplined Allocation Fund shareholders on April 20, 2006. The Fund issued (at an exchange ratio of 1.082920 for Class A,
1.125484 for Class B, 1.087721 for Class C and 1.090241 for Class N of the Fund) to one share of Oppenheimer Disciplined Allocation Fund 7,679,053; 852,361; 622,399 and 134,474 shares of beneficial interest for Class A, Class B, Class C and Class N, respectively, valued at $105,279,820, $11,421,633, $8,383,715 and
$1,824,806 in exchange for the net assets, resulting in combined Class A net assets of $811,983,024, Class B net assets of $101,954,869, Class C net assets of


                         64 | OPPENHEIMER BALANCED FUND

$95,423,574 and Class N net assets of $14,874,615 on May 11, 2006. The net assets acquired included net unrealized appreciation of $7,913,564 and an unused capital loss carryforward of $2,329,209 potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                         65 | OPPENHEIMER BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund, including the statement of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
November 16, 2007


                         66 | OPPENHEIMER BALANCED FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.8889 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 13, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2007 which are not designated as capital gain distributions should be multiplied by 13.84% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $6,116,418 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2007, $15,970,937 or 68.26% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $8,570,848 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         67 | OPPENHEIMER BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         68 | OPPENHEIMER BALANCED FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                         69 | OPPENHEIMER BALANCED FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira and Angelo Manioudakis, the portfolio managers for the Fund, and the Manager's Value and Core Plus investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each regular quarterly Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds advised by other investment advisers. The Board noted that the Fund's three-year, five-year and ten-year performance were better than its peer group median. However, its one-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation moderate funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and total expenses were higher than its peer group median.


                         70 | OPPENHEIMER BALANCED FUND

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         71 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Chairman of the Board              Director of Special Value Opportunities Fund, LLC (registered investment com-
of Trustees (since 2007),          pany) (since September 2004); Member of Zurich Financial Services Investment
Trustee (since 2005)               Advisory Board (insurance) (since October 2004); Chairman (since August 2007)
Age: 64                            and Trustee (since August 1991) of the Board of Governing Trustees of The
                                   Jackson Laboratory (non-profit); Trustee of the Institute for Advanced Study
                                   (non-profit educational institute) (since May 1992); Special Limited Partner of
                                   Odyssey Investment Partners, LLC (private equity investment) (January 1999-
                                   September 2004); Trustee of Research Foundation of AIMR (2000-2002)
                                   (investment research, non-profit); Governor, Jerome Levy Economics Institute of
                                   Bard College (August 1990-September 2001) (economics research); Director of
                                   Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees
                                   64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                   President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2007)               (investment management company) (since January 2004); President of The
Age: 67                            Community Reinvestment Act Qualified Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of
                                   Trustees of Quaker Investment Trust (registered investment company) (since
                                   January 2004); Director of Internet Capital Group (information technology com-
                                   pany) (since October 2003); Chief Operating Officer and Chief Financial Officer
                                   of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                   Corporation, a publicly traded company) and Delaware Investments U.S., Inc.
                                   (investment management subsidiary of Lincoln National Corporation) (1993-
                                   2003); President, Chief Executive Officer and Trustee of Delaware Investment
                                   Family of Funds (1993-2003); President and Board Member of Lincoln National
                                   Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC
                                   (1993-2003); Chairman and Chief Executive Officer of Retirement Financial
                                   Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                   Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive
                                   Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative
                                   Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital
                                   Management Corporation (investment subsidiary of Equitable Life Assurance
                                   Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (finan-
                                   cial services holding company) (1977-1985); held the following positions at the
                                   Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                   (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                   (1969-1972); held the following positions at Price Waterhouse & Company
                                   (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                   Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees
                                   64 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)               (since 2005); Director of ICI Education Foundation (education foundation)
Age: 66                            (October 1991-August 2006); President of the Investment Company Institute
                                   (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance
                                   Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.


                         72 | OPPENHEIMER BALANCED FUND

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 1999)               Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 69                            Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equip-
                                   ment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                                   Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward
                                   Academy (since 1983); Foreign Associate of Third World Academy of Sciences;
                                   Director of the Institute for Advanced Study (1991-2004); Director of Bankers
                                   Trust New York Corporation (1994-1999); Provost at Duke University (1983-
                                   1991). Oversees 54 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)               1998); and Senior Vice President and General Auditor of American Express
Age: 65                            Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Managing Director of Public Capital Advisors, LLC (privately-held financial advi-
Trustee (since 2002)               sor) (since January 2006); Director of Columbia Equity Financial Corp.
Age: 55                            (privately-held financial advisor) (since 2002); Managing Director of Carmona
                                   Motley, Inc. (privately-held financial advisor) (since January 2002); Managing
                                   Director of Carmona Motley Hoffman Inc. (privately-held financial advisor)
                                   (January 1998-December 2001); Member of the Finance and Budget Committee
                                   of the Council on Foreign Relations, Member of the Investment Committee of
                                   the Episcopal Church of America, Member of the Investment Committee and
                                   Board of Human Rights Watch and the Investment Committee of Historic
                                   Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (cor-
Trustee (since 1989)               porate governance consulting and executive recruiting) (since 1993); Life Trustee
Age: 75                            of International House (non-profit educational organization); Former Trustee of
                                   The Historical Society of the Town of Greenwich; Former Director of Greenwich
                                   Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)               Cathco (since 1996); Director of Lakes Environmental Association (environmental
Age: 66                            protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of
                                   Fortis/Hartford mutual funds (1994-December 2001); Director of C-TASC (a pri-
                                   vately held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President of American Talc Company, Inc. (talc min-
Age: 59                            ing and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                   (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold
                                   Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                   (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.


                         73 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEF-
                                   INITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June
Trustee, President and             2001); President of the Manager (September 2000-March 2007); President and
Principal Executive Officer        director or trustee of other Oppenheimer funds; President and Director of
(since 2001)                       Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding com-
Age: 58                            pany) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                   Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006);
                                   Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                   President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                   Management, Inc., Centennial Asset Management Corporation, Trinity
                                   Investment Management Corporation and Tremont Capital Management, Inc.
                                   (since November 2001), HarbourView Asset Management Corporation and OFI
                                   Private Investments, Inc. (since July 2001); President (since November 2001) and
                                   Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                   Executive Vice President of Massachusetts Mutual Life Insurance Company
                                   (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                   Corporation (holding company parent of Babson Capital Management LLC)
                                   (since June 1995); Chairman (since October 2007) and Member of the
                                   Investment Company Institute's Board of Governors (since October 2003); Chief
                                   Operating Officer of the Manager (September 2000-June 2001). Oversees 102
                                   portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FERREIRA,
OF THE FUND                        ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                   NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                                   AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS.
                                   MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR,
                                   BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR
                                   HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,                 Vice President of the Manager since January 2003; Portfolio Manager at Lashire
Vice President and Portfolio       Investments (July 1999-December 2002). An officer of 3 portfolios in the
Manager (since 2003)               OppenheimerFunds complex.
Age: 40

ANGELO G. MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April 2002) and of OFI Institutional Asset
Manager (since 2002)               Management, Inc. (since June 2002); Executive Director and portfolio manager
Age: 41                            for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
                                   Management (August 1993-April 2002). An officer of 15 portfolios in the
                                   OppenheimerFunds complex.


                         74 | OPPENHEIMER BALANCED FUND

ANTULIO N. BOMFIM,                 Vice President of the Manager (since October 2003); Senior Economist at the
Vice President and Portfolio       Board of Governors of the Federal Reserve System from June 1992 to October
Manager (since 2006)               2003. A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
Age: 40

GEOFFREY CAAN,                     Vice President and Portfolio Manager of the Manager (since August 2003); Vice
Vice President and Portfolio       President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of
Manager (since 2006)               Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of
Age: 38                            12 portfolios in the OppenheimerFunds complex.

BENJAMIN J. GORD,                  Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio       Management Corporation (since April 2002) and of OFI Institutional Asset
Manager (since 2006)               Management, Inc. (as of June 2002); Executive Director and senior fixed income
Age: 45                            analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
                                   Management (April 1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                     Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and Portfolio       investment team (June 2002-March 2006); senior fixed income analyst at Miller
Manager (since 2006)               Anderson & Sherrerd, a division of Morgan Stanley Investment Management
Age: 35                            (May 1998-May 2002). A portfolio manager of 12 portfolios in the
                                   OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief           2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor,
Compliance Officer                 Inc., Centennial Asset Management and Shareholder Services, Inc. (since March
(since 2004)                       2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Age: 57                            Management Corporation and Shareholder Services, Inc. (since June 1983).
                                   Former Vice President and Director of Internal Audit of the Manager (1997-
                                   February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc.
Officer (since 1999)               and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 48                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since
                                   May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President of
Assistant Treasurer                the Manager (August 2002-February 2007); Manager/Financial Product Accounting
(since 2004)                       of the Manager (November 1998-July 2002). An officer of 102 portfolios in the
Age: 37                            OppenheimerFunds complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 37                            Director of Mutual Fund Operations at American Data Services, Inc. (September
                                   2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.


                         75 | OPPENHEIMER BALANCED FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)             2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 59                            December 2001); General Counsel of Centennial Asset Management Corporation
                                   (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and General
                                   Counsel of OAC (since November 2001); Assistant Secretary (since September
                                   1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior Vice President, General
                                   Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                   2001); Vice President of OppenheimerFunds Legacy Program (since June 2003);
                                   Senior Vice President and General Counsel of OFI Institutional Asset Management,
                                   Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting General
                                   Counsel (November 2001-February 2002) and Associate General Counsel (May
                                   1981-October 2001) of the Manager; Assistant Secretary of the following:
                                   Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                       2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 39                            General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (for-
                                   merly, PaineWebber Incorporated). An officer of 102 portfolios in the
                                   OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2000-September 2004), Director (2000-
(since 2004)                       September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 43                            Management. An officer of 102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 42                            Management Corporation (since October 2003); Vice President and Assistant
                                   Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
                                   OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                   December 2001); Assistant Counsel of the Manager (August 1994-October 2003).
                                   An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                         76 | OPPENHEIMER BALANCED FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $44,000 in fiscal 2007 and $45,000 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $233,640 in fiscal 2007 and $183,800 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: preparation of form 5500.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $233,640 in fiscal 2007 and $185,336 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Balanced Fund

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/14/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 11/14/2007

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 11/14/2007